SCHEDULE OF PREPAID EXPENSE AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Prepaid Expenses And Other Current Assets
Value-added tax receivable	$ 800	$ 1,547
Prepaid income taxes	2,524	3,165
Advances to suppliers	3,542	3,696
Prepaid expenses	951	643
Insurance recoveries		4,984
Other current assets	875	1,619
Total	$ 8,692	$ 15,654